UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549

                                   FORM 8-K

                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 3, 1997
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                           Resource America, Inc.
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	         (Exact name of registrant as specified in its charter)

	         Delaware			           0-4408			                  72-0654145
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(State or other jurisdiction	 (Commission                (IRS Employer
     incorporation)		         File Number)		          Identification No.)


1521 Locust Street, 4th Floor,  Philadelphia, Pennyslvania	      19102
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	   (Address of principal executive offices)		                 (Zip Code)

Registrant's telephone number, including area code 		(215) 546-5005
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Item 5.	Other Events.

	On September 3, 1997, Resource Asset Investment Trust ("RAIT"), a Maryland real estate investment trust of which the registrant is the sponsor, filed a registration statement with the Securities and Exchange Commission with respect to a proposed offering of 10 million of RAIT's common shares of beneficial interest. RAIT has been formed to acquire and provide mortgage and other debt financing in situations that, generally, do not conform to the debt underwriting standards of institutional lenders or sources that provide financings through securitization.

	Friedman, Billings, Ramsey & Co., Inc. will act as managing underwriter for the offering. It is anticipated that the proposed offering will commence on or about October 15, 1997.


                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							                                   RESOURCE AMERICA, INC.
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						                                         (Registrant)



Dated:  September 10, 1997    	     By:      /s/Nancy J. McGurk
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								                                       Nancy J. McGurk
						                              Vice President - Finance and Treasurer